UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2019

BRIDGEPOINT EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34272	59-3551629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8620 Spectrum Center Blvd. San Diego, California	92123
(Address of principal executive offices)	(Zip Code)

(858) 668-2586
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02. Results of Operations and Financial Condition.
On March 7, 2019, Bridgepoint Education, Inc. issued a press release providing anticipated financial results for its fiscal year ended December 31, 2018. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate it by reference into such a filing.
Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 6, 2019, the Audit Committee of the Board of Directors (the “Audit Committee”) of Bridgepoint Education, Inc. (the “Company”) concluded that the Company’s previously issued unaudited condensed consolidated financial statements for the three and nine months ended September 30, 2018 (the “Restated Periods”), should no longer be relied upon because of errors. Additionally, the Company’s earnings and press releases and similar communications to the extent that they relate to our financial statements for the Restated Periods should no longer be relied upon.
Specifically, during the preparation of the 2018 annual consolidated financial statements, the Company determined that the process used for recording the revenue for the Full Tuition Grant program portion of our student contracts and the related judgments and estimates were not designed with sufficient precision. As a result, the Company identified errors, relating to revenue, provision for bad debts, accounts receivable and deferred revenue, which resulted in the overstatement of revenue and expenses for the Restated Periods. The errors described above were material to the Restated Periods and will be corrected in the restatement of our financial statements for the Restated Periods.
The Company plans to restate its unaudited condensed consolidated financial statements for the Restated Periods discussed above by filing an amended Form 10-Q for the period ended September 30, 2018 (the “Amended Form 10-Q”). As similar errors described above existed in earlier periods, but were not considered material, the Company plans to reflect the correction of such immaterial errors for the years ended December 31, 2016 and 2017 (and related quarterly periods therein), as well as the first and second quarters of 2018 (the “Revised Periods”), in the Amended Form 10-Q and prospectively as it issues subsequent filings. Adjustments prior to December 31, 2015 will be adjusted through the retained earnings balance as of January 1, 2016, as the adjustments in those periods were not considered material.
In addition, the Company has subsequently identified two material weaknesses in internal control over financial reporting related to 1) control design in the accounting for revenue related to the Full Tuition Grant program and 2) operation of review controls over unusual or non-recurring and significant transactions.
Our management has re-evaluated its assessment of our disclosure controls and procedures and internal control over financial reporting as of September 30, 2018 and concluded that each was ineffective as of that date due to the existence of the material weaknesses. As part of our Amended Form 10-Q, we will update and reflect the restatement of our financial statements for the Restated Periods and the change in management’s conclusion regarding the effectiveness of our disclosure controls and procedures and internal control over financial reporting as of September 30, 2018. As a result, we will not file our Form 10-K for the year ended December 31, 2018 (the “Form 10-K”) until after the filing of the Amended Form 10-Q.
We expect that certain amounts in the condensed consolidated financial statements for the Restated Periods, which will be included in the Amended Form 10-Q, to differ from the amounts reported in the original filing. Revenue, as restated, for the nine month period ended September 30, 2018 is expected to be in a range of approximately $347.2 million to $348.7 million. Net income, as restated, for the nine month period ended September 30, 2018 is expected to be in a range of approximately $17.6 million to $18.1 million. However, the restatement effects discussed herein are preliminary and subject to further assessment prior to the filing of the Amended Form 10-Q. We do not anticipate any material changes to our financial statements for the Revised Periods.
The Audit Committee has discussed these matters with its independent registered public accounting firm.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of Bridgepoint Education, Inc. dated March 7, 2019

Caution Regarding Forward-Looking Statements
This Form 8-K includes information that constitutes forward-looking statements. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” or “will.” By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Examples of such forward-looking statements include, but are not limited to, statements regarding our plans to restate our financial statements for the Restated Periods and file an amended 10-Q, our plans to correct errors in our financial statements for prior periods, and our expectations with regard to decreases in revenue and net income with respect to any restated amount in our financial statements for the Restated Periods or any changes to our financial statements for the Revised Periods. Factors that could cause or contribute to such differences include: the review of the Company’s accounting, accounting policies and internal control over financial reporting; the preparation of and the audit or review, as applicable, of the Amended Form 10-Q, the Form 10-K; and the subsequent discovery of additional adjustments to the Company’s previously issued financial statements. Actual events or results may differ materially from the Company’s expectations. In addition, our financial results and stock price may suffer as a result of this review and any subsequent determinations from this process or any actions taken by governmental or other regulatory bodies as a result of this process. We do not undertake to update our forward-looking statements, except as required by applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2019		Bridgepoint Education, Inc.

	By:	/s/ Kevin Royal
Name: Kevin Royal
Title: Chief Financial Officer